Exhibit 99.1

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

MELISSA HANNA, Derivatively on Behalf of MOMENTUS INC. (F/K/A STABLE ROAD ACQUISITION CORP.),

Plaintiff,
vs.

BRIAN KABOT, JUAN MANUEL QUIROGA, JAMES NORRIS, JAMES HOFMOCKEL, MIKHAIL KOKORICH, DAWN HARMS, FRED KENNEDY, CHRIS HADFIELD, MITCHEL B. KUGLER, VICTORINO MERCADO, KIMBERLEY A. REED, LINDA J. REINERS, JOHN C. ROOD, STABLE ROAD ACQUISITION CORP., and SRC-NI HOLDINGS, LLC,

Defendants,
and

MOMENTUS INC. (F/K/A STABLE ROAD ACQUISITION CORP.),

Nominal Defendant.
Case No. 5:23-CV-00374 NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS

TO:	ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, MOMENTUS INC. (“MOMENTUS” OR THE “COMPANY”) COMMON STOCK AS OF AUGUST 26, 2024 (“CURRENT MOMENTUS STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED STOCKHOLDER DERIVATIVE ACTION (THE “ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

IF YOU HOLD MOMENTUS COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above-referenced Stockholder derivative lawsuit as well as related suits. This Notice is provided by Order of the U.S. District Court for the Northern District of California (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the following actions:

•	Hanna v. Kabot, et al., Case No. 5:23-cv-00374 (N.D. Cal.)

•	Rivlin v. Kabot, et al., Case No. 2:23-cv-03120 (C.D. Cal.);

•	Lindsey v. Quiroga, et al., Case No. 2023-0674 (Del. Ch.);

•	Litigation Demand made by Momentus stockholder, Kamal Qureshi.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

Plaintiffs in these actions (the “Derivative Matters”), Melissa Hanna, Justin Rivlin, and Brian Lindsey, along with Momentus stockholder Kamal Qureshi (on behalf of themselves and derivatively on behalf of Momentus) (collectively “Plaintiffs”); individual defendants Brian Kabot, Juan Manuel Quiroga, Edward K. Freedman, James Norris, Marc Lehmann, James Hofmockel, Ann Kono, Dawn Harms, Fred Kennedy, Chris Hadfield, Mitchel B. Kugler, Victorino Mercado, Kimberly A. Reed, Linda J. Reiners, and John C. Rood (collectively, with defendant Mikhail Kokorich, the “Individual Defendants”); Stable Road Acquisition Corp. (“SRAC”), SRC-NI Holdings LLC (the “Sponsor”) (with SRAC, the “SRAC Defendants”); and nominal defendant Momentus (together with the Individual Defendants and the SRAC Defendants, the “Defendants”) (Plaintiffs and Defendants are collectively referred to as the “Parties”) have agreed upon terms to settle the Derivative Matters and, through counsel, have signed a written Stipulation and Agreement of Settlement (“Stipulation”) setting forth those settlement terms.

On November 21, 2024, at 9:00 a.m., San Jose Courthouse, Courtroom 4, 5th Floor, 280 South 1st Street, San Jose, CA 95113, the Honorable Edward J. Davila will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine, pursuant to Federal Rule of Civil Procedure 23.1: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether the notice of the Settlement to Current Momentus Stockholders fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process; (iii) whether a final judgment should be entered; (iv) whether the agreed-to Fee and Expense Amount and Service Awards to Plaintiffs should be approved; and (v) such other matters as may be necessary or proper under the circumstances.

The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Momentus Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Momentus Stockholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Momentus Stockholders. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of Momentus (https://investors.momentus.space/) for any change in date, time or format of the Settlement Hearing.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

II.	SUMMARY OF THE ACTION

A.	Description Of The Derivative Actions And Settlement

Momentus, a Delaware corporation headquartered in California, is a commercial space company that offers satellites, satellite buses, and other satellite components, transportation and infrastructure services, including hosted payloads and other in-orbit services, to help enable the commercialization of space.

Momentus came to exist in its current form through a merger transaction (the “Merger”) it conducted with Stable Road Acquisition Company (“SRAC”), a special purpose acquisition company (“SPAC”), and SRAC’s affiliated subsidiaries. SRAC was incorporated on May 28, 2019, in the state of Delaware with its headquarters located in Venice Beach, California. Prior to the Merger, SRAC’s stated purpose was to find and acquire a cannabis company. SRAC completed its initial public offering (“IPO”) on November 13, 2019, and on October 7, 2020, SRAC and Momentus Inc. (“Legacy Momentus”) announced they had entered into a merger agreement. Pursuant to the Merger, which the Company consummated on August 12, 2021, Legacy Momentus’ business operations became the public Company’s operations.

The Derivative Matters allege that, beginning in at least October 2020, Momentus, through the actions of the Individual Defendants, engaged in a pattern of manipulation to boost its reported financial performance. The Derivative Matters asserted claims for violations of Section 14(a) of the Securities and Exchange Act (the “Exchange Act”), breaches of fiduciary duties, aiding and abetting breaches of fiduciary duties, waste of corporate assets, unjust enrichment, abuse of control, gross mismanagement and/or contribution under Sections 10(b) and 21D of the Exchange Act against the Individual Defendants who allegedly caused Momentus to make – and fail to correct – materially false and misleading statements and omissions regarding the business operations and prospects of Legacy Momentus, particularly leading up to the Merger, which certain of the Defendants were materially interested in, which artificially inflated the Company’s stock value.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

Specifically, the Company’s officers and directors were alleged to have failed to disclose to investors that: (i) the federal government had determined that the founder of the Company’s legacy business, Defendant Kokorich, to be a threat to national security; (ii) Legacy Momentus had never successfully tested its technology in space; (iii) the projections of Legacy Momentus’ future revenues were grossly overstated; and (iv) the due diligence of Legacy Momentus was superficial, ignored red flags that necessitated further investigation, and did not provide a reasonable basis for the public statements about Legacy Momentus and its Merger with SRAC. The Company also allegedly failed to maintain internal controls.

The Derivative Matters allege that, as a result of the Individual Defendants’ and the Sponsor’s alleged mismanagement, self-dealing, and wrongdoing, the Company suffered significant harm. The Derivative Matters allege that the Company faced an action by the U.S. Securities and Exchange Commission (“SEC”), naming as defendants SRAC, the Sponsor, Kabot, and Kokorich (the “SEC Action”). All parties apart from Kokorich settled the SEC Action, with the settlement terms including more than $8 million in penalties, tailored investor protection undertakings, and the Sponsor’s forfeiture of founder shares it stood to receive from the completed Merger. The SEC Action brought claims for violation of Sections 10(b) and 17(a) of the Exchange Act and Rule 10b-5 promulgated thereunder.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

The Derivative Matters also allege that the Company grossly overpaid with newly issued shares of common stock for acquiring the business operations of Legacy Momentus in connection with the Merger.

Additionally, on July 15, 2021, a securities class action was filed in the United States District Court for the Central District of California, which is captioned In re Stable Road Acquisition Corp. Securities Litigation, Case No. 2:21-cv-05744 (the “Securities Class Action”). The Securities Class Action named as defendants SRAC, Momentus, the Sponsor, Kabot, Quiroga, Norris, Hofmockel, Kokorich, Harms, and Kennedy. The Securities Class Action brought claims for violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder. On August 18, 2023, the parties in the Securities Class Action agreed to a settlement of $8.5 million. On April 23, 2024, the Court entered an order and judgment finally approving the settlement of the Securities Class Action.

The Derivative Matters further allege that, despite ongoing issues and concerns, the Merger closed in early August 2021. Just prior to that, and after the Securities Class Action was initiated, the Company issued a proxy solicitation on July 23, 2021, on Form 424B3 (the “Merger Proxy”), soliciting shareholders to approve (among other things), the Merger, the 2021 Equity Incentive Plan (the “2021 Plan”), which directors, officers and others were eligible to receive equity awards thereunder, and a proposal to increase the total number of authorized shares of common stock immediately prior to the closing of the Merger. The Merger Proxy, which allegedly contained materially false and misleading statements and omissions, was successful in achieving shareholder approval of the proposals set further therein. During the fiscal years ended December 31, 2021, and December 31, 2022, several of the Individual Defendants received hundreds of thousands of dollars in stock awards granted under the 2021 Plan. In addition, certain founders of Legacy Momentus, including Kokorich, were paid $40 million by the Company after the Merger.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

The Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Matters. The Defendants also contend that Plaintiffs lack standing to maintain derivative claims on behalf of Momentus.

B.	The Settlement Negotiations

On March 17, 2023, Plaintiff Hanna sent a settlement demand to Defendants which set forth, inter alia, a demand to settle the Hanna Action in consideration of certain corporate governance reforms. On August 31, 2023, Plaintiff Lindsey also sent a settlement demand to Defendants which set forth, inter alia, a demand to settle the Lindsey Action in consideration of certain corporate governance reforms.

Following this, the Parties to the Derivative Matters agreed to a full day mediation on October 25, 2023 (the “Mediation”) organized and conducted by Jed D. Melnick, Esq. of JAMS ADR (the “Mediator”). During the Mediation, the Parties made substantial progress. While the Parties did not settle that day, they continued, with the assistance of the Mediator, to exchange detailed settlement demands and counter-demands and negotiate settlement terms over the course of the following months.

Ultimately, on February 14, 2024, the Settling Parties reached an agreement in principle on the corporate governance reforms that will be adopted by Momentus as consideration for a global resolution of the Derivative Matters. Thereafter, the Settling Parties negotiated and finalized the formal operative terms of the settlement (the “Settlement”) in a Memorandum of Understanding (“MOU”), as now set forth in the Stipulation.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The proposed Settlement, as set forth more fully in the Stipulation, requires the Company to adopt certain corporate governance reforms that are outlined in Exhibit A to the Stipulation (“Reforms”). The Reforms shall be maintained for a minimum period of four (4) years from the date the Judgment becomes Final. The Settling Parties agree that (i) the filing, issuance, pendency, and settlement of the Derivative Matters contributed to the Company’s decision to adopt, implement, and maintain the Reforms; (ii) the Reforms confer substantial benefits upon the Company and its stockholders; and (iii) the Company’s commitment to adopt, implement, and maintain the Reforms for the Effective Term will serve the Company and its stockholders’ best interests, and constitutes fair, reasonable and adequate consideration for Plaintiffs’ release of the derivative claims.

The independent members of the Company’s Board shall approve a resolution reflecting its determination, in a good faith exercise of its business judgment, that the Settlement is fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Reforms, confers substantial benefits upon the Company and its stockholders.

This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.

IV.	PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES AND PLAINTIFFS’ SERVICE AWARDS

After the Settling Parties reached an agreement in principle on the material substantive terms to resolve the Derivative Matters, Plaintiffs’ Counsel and Defendants’ Counsel commenced negotiations regarding an appropriate award of attorneys’ fees and expenses commensurate with the value of the Settlement benefits and the contributions of Plaintiffs’ Counsel to the Settlement. The fee negotiations were facilitated and supervised by the Mediator, who was familiar with the complexity of the issues, risks, and challenges confronted by Plaintiffs, as well as the Plaintiffs’ Counsel’s efforts in securing the Settlement benefits. Following a number of exchanges through the Mediator, Plaintiffs’ Counsel and Defendants’ Counsel agreed to a payment of attorneys’ fees, expenses, and Plaintiffs’ proposed service awards (the “Fee and Expense Amount”) of $300,000 subject to Court approval.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

Defendants have agreed not to object to Plaintiffs’ request to the Court for approval of reasonable service awards (the “Service Awards”) to be paid to each of the Plaintiffs from the Fee and Expense Amount. Plaintiffs intend to seek Court approval of Service Awards of $2,000 each.

V.	REASONS FOR THE SETTLEMENT

The Settling Parties believe that the Settlement and each of its terms are fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Reforms, confers substantial benefits upon the Company and its stockholders.

A.	Why Did Plaintiffs Agree to Settle?

Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Matters have merit and that their investigations support the claims asserted. However, and without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Momentus and Current Momentus Stockholders, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon Momentus and Current Momentus Stockholders in the form of the Reforms is fair, reasonable and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Momentus and Current Momentus Stockholders.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

Plaintiffs and Plaintiffs’ counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Momentus and its stockholders, Plaintiffs and Plaintiffs’ counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon Momentus and its stockholders in the form of the Reforms is fair, reasonable and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Momentus and its stockholders.

Plaintiffs’ Counsel attest that they conducted an investigation relating to the claims and the underlying events alleged in the Derivative Matters, including, but not limited to: (i) reviewing and analyzing Momentus’ public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (ii) reviewing and analyzing the investigations in publicly-available pleadings against Momentus related to the allegations in the Derivative Matters; (iii) reviewing and analyzing the allegations contained in the related Securities Class Action; (iv) researching, drafting, and filing shareholder derivative complaints; (v) reviewing internal books and records produced by the Company pursuant to books and records demands; (vi) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Derivative Matters and the potential defenses thereto; (vii) researching corporate governance issues; (viii) preparing detailed litigation and settlement demands on behalf of various Plaintiffs and a mediation statement; (ix) participating in the Mediation; (x) engaging in extensive pre- and post-mediation settlement discussions and exchanging extensive corporate governance reforms and counteroffers, with the Mediator and counsel for the Defendants; and (xi) negotiating and drafting the settlement documentation for presentment to the Court.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

Plaintiffs’ Counsel’s views are further informed by their experience and thorough analysis of the facts and law governing the applicable derivative standing and pleading requirements, substantive claims and defenses, and damages and disgorgement remedies. Plaintiffs’ Counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting litigation demands and pleadings, and during the lengthy substantive written and verbal exchanges with Defendants’ Counsel and the Mediator.

B.	Why Did the Defendants Agree to Settle?

The Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Matters, including without limitation that they breached their fiduciary duties or any other duty owed to the Company or its stockholders or that they aided and abetted others in breach of such duties. The Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of the Company and its stockholders, and diligently and scrupulously complied with any applicable fiduciary duties.

Without admitting the validity of any of the claims that Plaintiffs have asserted in the Derivative Matters, or any liability with respect thereto, the Defendants have concluded that it is desirable and in the best interests of Momentus and Current Momentus Stockholders that the claims be settled on the terms and subject to the conditions set forth herein. Defendants are entering into this Settlement solely to avoid the burden, inconvenience, expense, risk and distraction of continued litigation, and finally put to rest and terminate all the claims that were or could have been asserted against Defendants in the Derivative Matters.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

VI.	SETTLEMENT HEARING

On November 21, 2024, at 9:00 a.m., San Jose Courthouse, Courtroom 4, 5th Floor, 280 South 1st Street, San Jose, CA 95113, the Honorable Edward J. Davila will hold a hearing (the “Settlement Hearing”) in the Action. At the Settlement Hearing, the Court will consider, pursuant to Federal Rule of Civil Procedure 23.1, (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be finally approved; (ii) whether to approve the separately negotiated and agreed Fee and Expense Amount; and (iii) whether the Action should be dismissed with prejudice by entry of the Judgment pursuant to the Stipulation.

The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Momentus Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Momentus Stockholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Momentus Stockholders.

VII.	RIGHT TO ATTEND SETTLEMENT HEARING

Any Current Momentus Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. MOMENTUS STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

VIII.	RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1.          Your name, legal address, telephone number, and e-mail address;

2.          The number of shares of Momentus stock you currently hold, together with third-party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a Momentus Stockholder as of August 22, 2024, through the present;

3.          If the objection is made by the Current Momentus Stockholder’s counsel, the counsel’s name, address, telephone number and e-mail address (if available);

4.          A statement of specific objections to the Settlement, the grounds therefor, or the reasons for such Person desiring to appear and be heard, as well as all documents or writings such Person desires the Court to consider;

5.          The identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and

6.          A list, including dates, courts, case names and numbers, and disposition of any other Settlements to which the individual or entity has objected during the previous seven (7) years.

B.	You Must Timely File Written Objections With The Court And Deliver To Counsel For Plaintiffs And The Defendants

ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN OCTOBER 24, 2024. The Court Clerk’s address is:

Clerk of Court
U.S. District Court for the Northern District of California
450 Golden Gate Avenue, Box 36060
San Francisco, CA 94102-3489

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND THE DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN OCTOBER 24, 2024. Counsel’s addresses are:

Counsel for Plaintiff Hanna:

Brett M. Middleton
Jonathan M. Scott
JOHNSON FISTEL, LLP
501 West Broadway, Suite 800
San Diego, CA 92101
Telephone: (619) 230-0063
Email: brettm@johnsonfistel.com
jonathans@johnsonfistel.com

Counsel for Defendants:

Charles E. Elder
BRADLEY ARANT BOULT CUMMINGS LLP
1221 Broadway, Suite 2400
Nashville, Tennessee 37203
Telephone: (615) 244-2582
Email: celder@bradley.com

Christopher Esbrook
David F. Pustilnik
Kirk Watkins
ESBROOK P.C.
321 Clark Street, Suite 1930
Chicago, IL 60654
Telephone: (312) 319-7680
Email: christopher.esbrook@esbrook.com
david.pustilnik@esbrook.com
kirk.watkins@esbrook.com

Jeffrey L. Steinfeld
WINSTON & STRAWN LLP
333 South Grand Avenue, 38th Floor
Los Angeles, CA 90071
Telephone: (213) 615-1700
Email: jlsteinfeld@winston.com

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

William E. Stoner
STONER CARLSON LLP
301 E. Colorado Boulevard, Suite 320
Pasadena, California 91101
Telephone: (213) 687-2640
Email: wstoner@stonercarlson.com

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties.

Any attorney retained by a Person intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for plaintiffs and the defendants a notice of appearance, which must be received by no later than October 24, 2024.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the claims asserted in the Action and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Action, the Stipulation and its exhibits (they are filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission and available at www.sec.gov), and this Notice of Pendency and Proposed Settlement of Derivative Matters.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374

The “Investor Relations” section of Momentus’ website (https://investors.momentus.space) provides hyperlinks to the Notice and to the Stipulation and its exhibits. You may obtain further information by contacting any of Plaintiffs’ counsel at: (i) Brett M. Middleton, Johnston & Fistel LLP, 501 West Broadway, Suite 800, San Diego, CA 92101, Tel: (619) 230-0063, email: brettm@johnsonfistel.com; (ii) Timothy Brown, The Brown Law Firm, P.C., 767 Third Ave., Suite 2501, New York, NY 10017, Tel: (516) 922-5427, email: tbrown@thebrownlawfirm.net; or (iii) Thomas J. McKenna, Gainey McKenna & Egleston, 260 Madison Ave., 22nd Fl., New York, NY 10016, Tel: (212) 983-1300, email: tjmckenna@gme-law.com.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED: September 16, 2024	BY ORDER OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE MATTERS Case No. 5:23-CV-00374